Exhibit 10.2

INCREMENTAL AMENDMENT NO. 2 TO CREDIT AGREEMENT
Incremental Amendment No. 2 to Credit Agreement dated as of May 29, 2013 (this “Second Incremental Amendment”) among NORANDA ALUMINUM ACQUISITION CORPORATION, a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as Incremental Term Lender (the “Incremental Term Lender”), and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
The Borrower, Noranda Aluminum Holding Corporation, a Delaware corporation, the lenders from time to time party thereto, the Administrative Agent and Citibank, N.A., UBS Securities LLC, Barclays Capital, Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA and Apollo Global Securities, LLC, as Co-Syndication Agents and Co-Documentation Agents, are parties to a Credit Agreement dated as of February 29, 2012, as amended by that certain Incremental Amendment No. 1 to Credit Agreement dated as of March 8, 2013 among the Borrower, Bank of America, N.A., as Incremental Term Lender (as defined therein), the Administrative Agent and the Lenders party thereto (as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Pursuant to Section 2.12(a) of the Credit Agreement, the Borrower has requested that the Incremental Term Lender provide Incremental Term Loans. In accordance with Section 2.12(b) of the Credit Agreement, the Incremental Term Lender has elected to provide Incremental Term Loans on the terms and conditions set forth herein. Accordingly, the Borrower, the Incremental Term Lender and the Administrative Agent party hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01    Definitions. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement after giving effect to this Second Incremental Amendment (the “Amended Credit Agreement”) have the same meanings when used in this Second Incremental Amendment.
ARTICLE II
INCREMENTAL TERM LOAN COMMITMENT
Section 2.01    Incremental Term Loan Commitment. The Incremental Term Lender hereby agrees to provide Incremental Term Loan Commitments and Incremental Term Loans on the Second Incremental Amendment Effective Date on the terms and conditions set forth herein and in the amount set forth opposite its name on Annex I attached hereto. Incremental Term Loans provided pursuant to this Second Incremental Amendment shall be subject to all of the terms and conditions set forth in the Amended Credit Agreement, including, without limitation, Section 2.12. Incremental Term Loans provided pursuant to this Second Incremental Amendment shall be Term B Loans and shall be subject to all the terms and conditions set forth in the Amended Credit Agreement.
ARTICLE III
AMENDMENTS TO THE CREDIT AGREEMENT
Section 3.01    Amendments. The Credit Agreement is hereby amended as follows:

8978765.9

(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
“Second Incremental Amendment” means that certain Incremental Amendment No. 2 to Credit Agreement dated as of May 29, 2013 among the Borrower, the Administrative Agent and the Incremental Term Lender (as defined therein).
“Second Incremental Amendment Effective Date” means the date on which the conditions specified in Section 4.01 of the Second Incremental Amendment are satisfied (or waived).
(b)    The definition of “Incremental Amount” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Incremental Amount” means, at any time, an amount such that at the time of such incurrence and after giving effect thereto on a Pro Forma Basis, the Borrower shall be in compliance on a Pro Forma Basis with the Senior Secured Leverage Ratio Test.
(c)    The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Loan Documents” means this Agreement, the Security Documents, the Intercreditor Agreement, the Term Intercreditor Agreement, the First Incremental Amendment, the Second Incremental Amendment and any Note issued under Section 2.06(e), and solely for the purposes of Sections 5.02 and 8.01 hereof, the Fee Letter and the Administrative Agent Fee Letter.
(d)    The definition of “Term B Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Term B Loan Commitment” means with respect to each Lender, the commitment of such Lender to make Term B Loans as set forth in Section 2.01(i) or Incremental Term Loans in the form of Term B Loans as set forth in Section 2.01(ii). The initial amount of each Lender’s Term B Loan Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance or Incremental Assumption Agreement pursuant to which such Lender shall have assumed its Term B Loan Commitment (or its Incremental Term Loan Commitment), as applicable. The aggregate amount of the Term B Loan Commitments on the Second Incremental Amendment Effective Date is $50,000,000.

(e)    Section 2.07(a) of the Credit Agreement is hereby amended by replacing the table therein with the following:

Date	Amount of Term B Borrowings to Be Repaid
June 30, 2013	$1,215,840.70
September 30, 2013	$1,215,840.70
December 31, 2013	$1,215,840.70
March 31, 2014	$1,215,840.70
June 30, 2014	$1,215,840.70
September 30, 2014	$1,215,840.70
December 31, 2014	$1,215,840.70
March 31, 2015	$1,215,840.70
June 30, 2015	$1,215,840.70
September 30, 2015	$1,215,840.70
December 31, 2015	$1,215,840.70
March 31, 2016	$1,215,840.70
June 30, 2016	$1,215,840.70
September 30, 2016	$1,215,840.70
December 31, 2016	$1,215,840.70
March 31, 2017	$1,215,840.70
June 30, 2017	$1,215,840.70
September 30, 2017	$1,215,840.70
December 31, 2017	$1,215,840.70
March 31, 2018	$1,215,840.70
June 30, 2018	$1,215,840.70
September 30, 2018	$1,215,840.70
December 31, 2018	$1,215,840.70
Term B Facility Maturity Date	$453,508,585.83 or such lesser amount as shall be outstanding on the Term B Facility Maturity Date
ARTICLE IV
CONDITIONS TO EFFECTIVENESS
Section 4.01    Conditions to Effectiveness of this Second Incremental Amendment. This Second Incremental Amendment, the funding of Incremental Term Loans pursuant hereto and each of the amendments to the Credit Agreement contained herein shall become effective on the date (the “Second Incremental Amendment Effective Date”) on which the following conditions precedent are satisfied (or waived):

(a)    Execution and Delivery of this Second Incremental Amendment. The Administrative Agent shall have received counterparts of this Second Incremental Amendment duly executed by the Borrower, the Incremental Term Lender and the Administrative Agent.
(b)    Payment of Fees. All fees required to be paid and costs and expenses, in each case, due to the Administrative Agent and its affiliates and the Lenders shall have been paid; provided that any fees may be paid by being netted out of the proceeds of Incremental Term Loans.
(c)    Counsel Fees. Fried, Frank, Harris, Shriver & Jacobson LLP (“Fried Frank”) shall have received full payment from the Borrower of the fees and expenses of Fried Frank described in Section 7.06 of this Second Incremental Amendment.
(d)    Deliverables. The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Second Incremental Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Second Incremental Amendment Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent and the Incremental Term Lender:
(i)    if requested by the Incremental Term Lender three or more Business Days prior to the Second Incremental Amendment Effective Date, a Note executed by the Borrower in favor of the Incremental Term Lender;
(ii)    a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of each applicable jurisdiction) of each Loan Party as of a recent date;
(iii)    a certificate of a Responsible Officer of the Borrower dated the Second Incremental Amendment Effective Date and certifying;
(A)    that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Loan Party have not been amended or otherwise modified since the prior delivery of such materials to the Administrative Agent on March 8, 2013;
(B)    that the by-laws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of each Loan Party have not been amended or otherwise modified since the prior delivery of such materials to the Administrative Agent on March 8, 2013;
(C)    that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of each Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Second Incremental Amendment Documents (as defined in Section 5.01(a)) to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Second Incremental Amendment Effective Date;
(D)    that the incumbency and specimen signature of each officer executing any Second Incremental Amendment Document or any other document delivered in connection herewith on behalf of each Loan Party is as previously certified to the Administrative Agent on March 8, 2013;
(E)    as to the absence of any pending proceeding for the dissolution or liquidation of any Loan Party or, to the knowledge of such person, threatening the existence of any Loan Party;
(iv)    a favorable written opinion of (i) Wachtell, Lipton, Rosen & Katz and (ii) Gail Lehman, Esq., the General Counsel to the Borrower, in each case (A) dated the Second Incremental Amendment Effective Date, (B) addressed to the Administrative Agent and the Incremental Term Lender and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such matters as the Administrative Agent shall reasonably request; and
(v)    a certificate signed by a Responsible Officer of the Borrower certifying that the conditions precedent set forth in Section 5.01(b) and (c) of the Credit Agreement shall have been satisfied both before and after giving effect to this Second Incremental Amendment and the Incremental Term Loans provided hereby.
(e)    Representations and Warranties. The representations and warranties set forth in Section 5.01 of this Second Incremental Amendment and any other Loan Document shall be true and correct in all material respects as of such date, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(f)    Notices Required by Section 2.12 of the Credit Agreement. This Second Incremental Amendment shall serve as the notice required by Section 2.12(a) of the Credit Agreement.
(g)    Borrowing Request. The Administrative Agent shall have received a Borrowing Request requesting the borrowing of Incremental Term Loans on the Second Incremental Amendment Effective Date in accordance with the requirements of Section 2.03 of the Credit Agreement; provided that the Administrative Agent, in its reasonable discretion, may shorten notice periods required by Section 2.03 of the Credit Agreement.
Section 4.02    Effects of this Second Incremental Amendment.
(a)    On the Second Incremental Amendment Effective Date, the Credit Agreement will be automatically amended to reflect the amendments thereto provided for in this Second Incremental Amendment. The rights and obligations of the parties hereto shall be governed (i) prior to the Second Incremental Amendment Effective Date, by the Credit Agreement and (ii) on and after the Second Incremental Amendment Effective Date, by the Amended Credit Agreement. Once the Second Incremental Amendment Effective Date has occurred, each reference in the Credit agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Amended Credit Agreement.
(b)    Other than as specifically provided herein, this Second Incremental Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Second Incremental

Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Second Incremental Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the Credit Agreement and the other Loan Documents, as amended or supplemented to date (including by means of this Second Incremental Amendment).
ARTICLE V
REPRESENTATIONS AND WARRANTIES
Section 5.01    Representations and Warranties of the Borrower. In order to induce the Incremental Term Lender to commit to provide Incremental Term Loans and the Administrative Agent and the Incremental Term Lender to enter into this Second Incremental Amendment, the Borrower represents and warrants, as of the date hereof and the Second Incremental Amendment Effective Date, that:
(c)     each Loan Party has all requisite power and authority to execute, deliver and perform its obligations under the Second Incremental Amendment and any agreement or certificate required to be delivered hereunder (collectively, the “Second Incremental Amendment Documents”) to which it is a party and, in the case of the Borrower, to borrow and otherwise obtain credit in accordance with the terms hereof;
(d)    the execution, delivery and performance by each Loan Party of each of the Second Incremental Amendment Documents to which it is a party, the borrowings hereunder and the transactions contemplated hereby have been duly authorized by all corporate, stockholder, partnership or limited liability company action required to be obtained by such Loan Party;
(e)    no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution, delivery, performance, validity or enforceability of this Second Incremental Amendment or any of the other Second Incremental Amendment Documents except such as have been made or obtained and are in full force and effect and such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect; and
(f)    each Second Incremental Amendment Document has been duly executed and delivered on behalf of each Loan Party party thereto and constitutes a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
ARTICLE VI
POST-CLOSING COVENANT
Section 6.01    Mortgage Modifications. Within ninety (90) days after the Second Incremental Amendment Effective Date (or such longer period, as approved in the sole discretion of the Administrative Agent), the Borrower shall execute and deliver, or cause its applicable Subsidiaries to execute and deliver, appropriate modifications or amendments (if any) to the Mortgages, as reasonably requested by the Administrative Agent, together with all related filings, payment of costs and fees, and other actions as required by the Credit Agreement relating to the Mortgages.

ARTICLE VII
MISCELLANEOUS
Section 7.01    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Second Incremental Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Second Incremental Amendment.
Section 7.02    Execution in Counterparts. This Second Incremental Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Second Incremental Amendment by facsimile or other electronic means (e.g. “.pdf” or “.tiff”) shall be effective as delivery of a manually executed counterpart of this Second Incremental Amendment.
Section 7.03    Successors and Assigns. The provisions of this Second Incremental Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 7.04    Governing Law; Jurisdiction, Etc.
(a)    Governing Law. THIS SECOND INCREMENTAL AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECOND INCREMENTAL AMENDMENT OR ANY OTHER SECOND INCREMENTAL AMENDMENT DOCUMENT (EXCEPT, AS TO ANY OTHER SECOND INCREMENTAL AMENDMENT DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.
(b)    Submission to Jurisdiction. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS SECOND INCREMENTAL AMENDMENT AND THE OTHER SECOND INCREMENTAL AMENDMENT DOCUMENTS TO WHICH IT IS A PARTY OR THE TRANSACTIONS RELATING HERETO OR THERETO IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECOND

INCREMENTAL AMENDMENT OR ANY OTHER SECOND INCREMENTAL AMENDMENT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECOND INCREMENTAL AMENDMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    Waiver of Venue. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND INCREMENTAL AMENDMENT OR ANY SECOND INCREMENTAL AMENDMENT DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS SECOND INCREMENTAL AMENDMENT OR ANY OTHER SECOND INCREMENTAL AMENDMENT DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
Section 7.05    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECOND INCREMENTAL AMENDMENT OR ANY OTHER SECOND INCREMENTAL AMENDMENT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECOND INCREMENTAL AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 7.06    Fees and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its affiliates (including the reasonable and invoiced fees, charges and disbursements of Fried, Frank, Harris, Shriver & Jacobson LLP, as counsel for the Administrative Agent) in connection with the preparation, negotiation, execution, delivery, administration and enforcement of this Second Incremental Amendment and the other documents and instruments referred to herein or contemplated hereby.
Section 7.07    Loan Document Pursuant to Credit Agreement. This Second Incremental Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the effectiveness hereof, the Amended Credit Agreement).
[Signature Pages Follow]

IN WITNESS WHEREOF, the signatories hereto have caused this Second Incremental Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	NORANDA ALUMINUM ACQUISITION CORPORATION By: /s/ Robert B. Mahoney Name: Robert B. Mahoney Title: Chief Financial Officer
ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A. By: /s/ Joseph L. Corah Name: Joseph L. Corah Title: Director
INCREMENTAL TERM LENDER:	BANK OF AMERICA, N.A. By: /s/ Joseph L. Corah Name: Joseph L. Corah Title: Director

ACKNOWLEDGEMENT AND AGREEMENT
Each Loan Party listed below hereby acknowledges that it has reviewed the Incremental Amendment No. 2 to Credit Agreement dated as of May __, 2013 to which this Acknowledgement and Agreement is attached as an exhibit (the “Second Incremental Amendment”) and hereby consents to the execution, delivery and performance thereof by the Borrower. Each Loan Party hereby confirms its obligation under each Loan Document to which it is a party and agrees that, after giving effect to the Second Incremental Amendment, neither the modification of the Credit Agreement or any other Loan Document effected pursuant to the Second Incremental Amendment, nor the execution, delivery, performance or effectiveness of the Second Incremental Amendment or any other Loan Document impairs the validity or effectiveness of any Loan Document to which it is a party or impairs the validity, effectiveness or priority of the Liens granted pursuant to any other Loan Document to which it is a party or by which it is otherwise bound.

NORANDA ALUMINUM HOLDING CORPORATION By: /s/ Robert B. Mahoney Name: Robert B. Mahoney Title: Chief Financial Officer
NORANDA INTERMEDIATE HOLDING CORPORATION By: /s/ Robert B. Mahoney Name: Robert B. Mahoney Title: Chief Financial Officer
NORANDA ALUMINIUM, INC. By: /s/ Mark J. Walker Name: Mark J. Walker Title: Treasurer
NORANDAL USA, INC. By: /s/ Robert B. Mahoney Name: Robert B. Mahoney Title: Chief Financial Officer
GRAMERCY ALUMINA HOLDINGS INC. By: /s/ Mark J. Walker Name: Mark J. Walker Title: Treasurer
GRAMERCY ALUMINA HOLDINGS II, INC. By: /s/ Gail E. Lehman Name: Gail E. Lehman Title: Secretary
NORANDA ALUMINA LLC By: /s/ Gail E. Lehman Name: Gail E. Lehman Title: Secretary

ANNEX I

INCREMENTAL TERM LOANS

Incremental Term Lender	Amount	Upfront Fee
Bank of America, N.A.	$50,000,000	$500,000

8978765.9